UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2018

ORION ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  2210 Woodland Drive, Manitowoc, Wisconsin

(Address of principal executive offices, including zip code)

            (920) 892-9340

(Registrant’s telephone number, including area code)

            Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07(a), (b) and (d)	Submission of Matters to a Vote of Security Holders.

On September 6, 2018, Orion Energy Systems, Inc. (the “Company”) held its 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”). As of the July 13, 2018 record date for the determination of the shareholders entitled to notice of, and to vote at, the 2018 Annual Meeting, 31,293,083 shares of common stock of the Company were outstanding and entitled to vote, each entitled to one vote per share. Approximately 87% of all votes were represented at the 2018 Annual Meeting in person or by proxy. At the 2018 Annual Meeting, the Company’s shareholders voted on the following proposals:

Proposal One—Election of Directors: To elect two Class II directors, Michael W. Altschaefl and Mark C. Williamson, to serve until the Company’s 2021 Annual Meeting of Shareholders, and, in each case, until their successors have been duly elected and qualified. In accordance with the voting results listed below, Messrs. Altschaefl and Williamson were elected as Class II directors by approximately 89% of the votes cast.

Name	For	Withheld	Broker Non-Votes
Michael W. Altschaefl	14,052,122	1,601,426	11,597,514
Mark C. Williamson	14,043,999	1,609,549	11,597,514

Proposal Two—Say-On-Pay: To conduct an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement. In accordance with the voting results listed below, the Company’s executive compensation as disclosed in the Company’s definitive proxy statement has been approved by approximately 97% of the votes cast.

For	Against	Abstain	Broker Non-Votes
15,041,765	375,730	236,053	11,597,514

Proposal Three—Ratification of Independent Public Accountant: To ratify BDO USA, LLP to serve as the Company’s independent registered public accounting firm for its 2019 fiscal year. In accordance with the voting results listed below, BDO USA, LLP was ratified by approximately 99% of the votes cast and BDO USA, LLP will serve as the independent registered certified public accountants for the Company’s fiscal 2019.

For	Against	Abstain	Broker Non-Votes
27,006,519	107,301	137,242	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: September 11, 2018	By:	/s/ William T. Hull
William T. Hull
Chief Financial Officer